UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2004

ANDREW CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 W. 153rd Street, Orland Park, Illinois 60462
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (708) 349-3300

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On September 21, 2004 Andrew Corporation’s Board of Directors approved a Voluntary Deferred Compensation Plan effective October 1, 2004.  Employees of the Company in the position of Vice President or above are eligible for the Plan.  The Plan has been established to attract and retain key management employees by providing a tax-deferred capital accumulation vehicle, thereby encouraging savings for retirement.  A copy of this plan is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(c)           Exhibits.

99.1         Andrew Corporation Voluntary Deferred Compensation Plan dated October 1, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION

Date: September 21, 2004	By:	/s/ Marty Kittrell
Marty Kittrell
Chief Financial Officer